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                                                                    EXHIBIT 23.1
                                                                    ------------

                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors
CardioDynamics International Corporation:


We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



/s/ KPMG LLP
San Diego, California
September 13, 2001